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Exhibit 10.1
                                  LOAN AGREMENT

$125,000                                                  NEW ORLEANS, LOUISIANA

                                                                 JANUARY 1, 2009

         I, WE, OR EITHER OF US, JOINTLY, SEVERALLY AND SOLIDARILY, PROMISE(S) TO PAY TO THE ORDER OF TER MAST BEHEER UTRECHT B.V., AT SCHOOLSTRAAT 6, 3581 PS UTRECHT, THE NETHERLANDS, ONE HUNDRED TWENTY-FIVE THOUSAND AND NO/100 ($125,000.00) DOLLARS, FOR VALUE RECEIVED, WITH INTEREST AT THE RATE OF TWELVE (12%) PERCENT PER ANNUM FROM DATE UNTIL PAID, PRINCIPAL AND INTEREST PAYABLE AS
FOLLOWS:

         INTEREST ONLY FOR THE FIRST THREE MONTHS, PAYABLE ON THE LAST DAY OF EACH OF JANUARY, FEBRUARY AND MARCH, 2009, FOLLOWED BY FIFTEEN MONTHLY INSTALLMENTS OF PRINCIPAL AND INTEREST IN THE AMOUNT OF NINE THOUSAND FIFTEEN AND 47/100 ($9,015.47) DOLLARS, COMMENCING ON THE LAST DAY OF APRIL, 2009, AND ON THE LAST DAY OF EACH SUCCEEDING MONTH THEREAFTER.

         There shall be no penalty for the prepayment in whole or in part of any installment of principal or interest due on this note; provided, however, that any such prepayment shall be applied first to all accrued and unpaid interest and the balance, if any, to the principal.

         If any installment hereon is not promptly paid when due, then all installments payable hereon shall, at the option of the holder hereof, immediately mature, and become due and exigible, ipso facto and at once, without notice or demand.

         In case this note should be placed in the hands of an attorney, after its maturity, to institute legal proceedings to recover the amount hereof, or any part hereof, in principal or interest, or to protect the interests of the holder hereof, or in case the same should be placed in the hands of an attorney for collection, compromise or other action, the maker(s) and endorser(s) bind himself (themselves) to pay the fees of the attorney who may be employed for that purpose, which fees are hereby fixed at ten (10%) percent on the amount due or sued for, or claimed or sought to be protected, preserved or enforced.

         No delay on the part of the holder of this note in exercising any rights hereunder shall operate as a waiver of such rights.

         All parties hereto, severally waive presentment for payment, demand, notice of non-payment, protest, and all pleas of division and discussion, and agree that the payment hereof may be extended from time to time, one or more times, without notice, hereby binding themselves, solidarily, unconditionally and as original promissors for the payment hereof, in principal, interest, cost and attorney's fees.





                                        BLACKWATER MIDSTREAM CORP.





Dated: January 20, 2009                 By:  /s/ Michael J. Suder
       ----------------                      ---------------------------
                                             Michael J. Suder, President